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This is filed pursuant to Rule 497(e).
File Nos. 2-11023 and 811-126.



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ALLIANCE CAPITAL [LOGO] (R)

                        ALLIANCE GROWTH AND INCOME FUND, INC.

_________________________________________________________________

Supplement dated December 7, 2000 to the Prospectus and
Application of Alliance Growth and Income Fund, Inc. (the "Fund") dated November 1, 2000 (the "Prospectus") and the Fund's
Statement of Additional Information dated February 1, 2000 as amended as of November 1, 2000 (the "SAI").

This Supplement supersedes certain information regarding the Fund under the heading "Description of the Fund - Investment Objectives and Principal Policies" in the Prospectus and the headings "Description of the Fund - Certain Fundamental Investment Policies" and "Management of the Fund - Adviser" in the SAI. On December 7, 2000, the Fund's stockholders approved an amendment of the advisory fee payable by the Fund to Alliance Capital Management L.P., the Fund's Adviser. Effective December 7, 2000, the advisory fee will be .625 of 1% of the first $5 billion of the average daily value of the Fund's net assets, .60 of 1% of the excess over $5 billion up to $7.5 billion, .575 of 1% of the excess over $7.5 billion up to $10 billion and .55 of 1% of the excess over $10 billion. At the Fund's current size, which is approximately $4.3 billion, the effective advisory fee will increase from .47 of 1% to .624 of 1%. The Fund's stockholders also approved changes in fundamental investment policies of the Fund effective December 7, 2000. These investment policy changes will (1) enable the Fund to engage in securities lending to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") and (2) revise the Fund's fundamental investment policy regarding diversification to permit the Fund to fully utilize the investment latitude for diversified funds established by the 1940 Act.

        _________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.










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